UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 21, 2003

LATITUDE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

000-25475
(Commission File Number)

Delaware	94-3177392
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2121 Tasman Drive
Santa Clara, CA 95054
(Address of principal executive offices, with zip code)

(408) 988-7200
(Registrant’s telephone number, including area code)

Item 7.	Financial Statements, Pro-Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1 Press Release of Latitude Communications, Inc.

Item 9.  Results of Operation and Financial Condition (pursuant to Item 12).

The following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

October 21, 2003 Latitude Communications, Inc., a Delaware corporation (“Latitude”) issued a press release announcing its financial results for the fiscal quarter ended September 30, 2003.  A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The press release contains non-GAAP financial measures.  Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position, or cash flow that excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. As used herein, “GAAP” refers to accounting principles generally accepted in the United States. Certain information required by Regulation G adopted by the Securities and Exchange Commission has been provided in the press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LATITUDE COMMUNICATIONS, INC.

Date: October 21, 2003	By:	/s/ Luis Buhler
Luis Buhler
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Latitude Communications, Inc. dated October 21, 2003